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                                     [LOGO]

                                                                   Annual Report
                                                                January 31, 2001

                                     Italy
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                                    Fund Inc                                 ITA
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                                                                             ITA

Dear Shareholder:

We are pleased to present the annual report for The Italy Fund Inc. ("Fund") for the year ended January 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the sections that follow. We hope you find this report useful and informative.

Special Shareholder Notices

Please note that at its most recent regular quarterly meeting, the Board of Directors ("Board") of the Fund voted to postpone the annual shareholder meeting from the second quarter of 2001 to the fourth quarter of 2001 to enable the Board and shareholders to better evaluate the impact of recent corporate transactions, including the tender offer which was discussed in quarterly shareholder reports, and the capital gains distributions discussed below. This additional time will also afford the Board and shareholders the opportunity to determine whether any other corporate actions may be appropriate.You will be notified by mail when the date for the annual shareholder meeting has been finalized.

As mentioned above, during the period the Fund declared capital gains distribution of $6.46 per share on November 8, 2000, payable to shareholders of record as of November 20, 2000. The capital gains distribution, composed of $4.59 per share of long-term capital gains and $1.87 per share of short-term capital gains, was paid in newly issued shares of the Fund priced at the greater of 95% of market price or 85% of the net asset value ("NAV")1 per share to all shareholders except those who elected to receive the distribution in cash by responding prior to the December 15, 2000 cash election response date. These newly issued shares were distributed on December 28, 2000, the payable date for the year-end capital gains distribution, and were priced at $10.19 per share, as set by the New York Stock Exchange, the ex-distribution for the Fund was December 29, 2000. On that date the stock price declined, a possible result of the capital gains distribution.

Performance Update

For the year ended January 31, 2001, the Fund returned 21.90% based on market price. In comparison, the Morgan Stanley Capital International Italy Index ("MSCI Italy")2, Milan MIBtel 30 Index ("MIBtel 30")3 and the BCI General Index ("BCI

----------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market ("NYSE") price as determined by supply and demand of the Fund's shares.
2 The MSCI Italy is comprised of 50 companies traded on the Milan Stock Exchange. Please note that an investor cannot invest directly in an index.
3 The MIBtel 30 is comprised of 30 of the most liquid and highly capitalized stocks listed on the Milan Stock Exchange, which account for 70% of the exchange's total market cap. Please note that an investor cannot invest directly in an index.

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                                                                             ITA

Index")4 returned 6.50%, 3.96% and 4.19%, respectively for the same period. The table below summarizes the Fund's stock market and portfolio based on net asset value ("NAV") average annual return performance for the period ended January 31, 2001.

The Italy Fund Inc.

Annualized Total Returns for the Period Ended January 31, 2001

                                 Market Price             NAV
                                 ------------             ---
   One Year                         21.90%              17.55%
   Three Years                      28.03               24.99
   Five Years                       25.98               24.94
   Ten Years                        11.48               11.51
   Since Inception                   8.64                9.95

The Italian Economy and Portfolio Update

Italy's stock market posted solid single-digit returns in 2000, versus a slight decline among other major European stock markets. Large capitalization stocks led the advance last year and for the most part the top Italian stock performers during the period were "Old Economy" stocks rather than "New Economy" stocks.

The Italian economy improved during 2000, despite some adverse affects from higher oil prices, sluggish consumer demand and flooding in the country's Northern Region. Merger activity in Italy was robust in 2000. In one of the largest transactions, telecommunications giant Olivetti ING C&CO S.p.A. Ord gained full control over its Tecnost unit and assumed direct ownership over majority-owned Telecom Italia S.p.A. In a similar vein, Italy's biggest bank, Banca Intesa SA, sought to gain full ownership of financial giant Banca Commerciale Italiana by buying its remaining 30%.

The Fund's fiscal fourth quarter ended January 31, 2001, was a rather challenging one, as some of the Fund's biggest winners such as Banca Fideuram S.p.A., BIPOP-Carrie S.p.A., L'Espresso, Telecom Italia S.p.A.,Telecom Italia Mobil and Seat gave up some of their gains. While the Fund did not perform as well as the major Italian indices during its fiscal fourth quarter, for the full year 2000 the Fund performed well versus the major Italian indices.

We take a "bottom-up" approach to stock selection, meaning that we look for solid companies with strong growth prospects rather than trying to define specific economic or market trends. Our belief is that good companies come in many different shapes and sizes, and should thrive over the long term regardless of the

----------
4 The BCI Index is comprised of 296 companies traded on the Milan Stock Exchange. Please note that an investor cannot invest directly in an index.

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                                                                             ITA

latest financial trends. Since we last reported to you in October 2000, the following portfolio changes were made:

     . In order to raise cash for the Fund's year-end capital gains distribution, we reduced most positions in the Fund by 10% to 25%;

     . We eliminated most of the bank positions in the Fund (i.e., IMI-San Paolo, BP di Milano and Unicredito) as we perceive industry fundamentals to be deteriorating and are concerned by lower loan volumes, poorer loan quality and reduced investment banking activities;

     . We also eliminated Brembo and Danieli, as both positions were relatively small and neither stock had performed up to expectations; and

     . We initiated a new position in Parmalat, Italy's largest food producer. Parmalat's stock trades at a historically low price/earnings ("P/E")5 ratio and at a very large discount to its peers (Nestle, Unilever and Danone). In our opinion, Parmalat should not be impacted by the mad cow disease crisis and its earnings visibility is high and increasing. Moreover, we expect gross profit margin to improve this year and in 2002 as we expect the company's restructuring to deliver the bulk of the expected savings while the recovery in Brazil, one of Parmalat's most promising markets, should enable Parmalat to achieve very good growth rates again in that country.

As we stated in the October 2000 quarterly report, we continue to be bullish about the opportunities in the Italian stock market. While no guarantees can be given, a recent report from a nationally recognized rating agency confirmed our reasons for optimism. Italy is now the world's third largest asset management market, behind the U.S. and France in terms of volume and we believe the outlook for continued expansion in Italy remains strong.

Assets under management in Italy have grown rapidly, from EUR109 billion in 1996 to EUR550 billion in 2000, in turn pressuring the Italian asset management industry to expand and adapt to European and global markets. In addition, many Italian investors continue to increase their stock holdings and decrease their bond holdings, a dramatic shift in investment patterns that started in the mid 1990s as interest rates on short-term U.S. Treasury bills began to drop as prescribed by Maastricht Treaty parameters.

Moreover, Italian regulatory reform in 1998 has created more variety among pooled investment products and greater investor access to them. For example, between 1996 and 1998, Italian fund assets under management grew at triple-digit rates, and the ratings agency report forecasts asset annual growth rates from 15% to 25% until 2003.

----------
5    P/E ratio is the price of a stock divided by its earnings per share.

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                                                                             ITA

In closing, and while no assurances can be given, we believe that the Italian stock market will continue to reward the patient, long-term investor.

Sincerely,

/s/Heath B. McLendon                     /s/Mario d'Urso

Heath B. McLendon                        Mario d'Urso
Chairman                                 President

/s/Rein W. van der Does

Rein W. van der Does
Vice President

February 28, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 6 and 7 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of January 31, 2001 and is subject to change.

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                                                                             ITA

The Italy Fund's Sectorial Structure*
--------------------------------------------------------------------------------
January 31, 2001 (unaudited)

                                    [GRAPH]

                       Telecommunications - Wireless 10%
                                0%** Automotive
                                  16% Banking
                                5% Construction
                       Telecommunications - Telephone 21%
                          1% Consumer Cyclical Textiles
                           8% Consumer Staples - Food
                               Pharmaceuticals 6%
                             5% Energy Exploration
                           4% Energy - International
                                Media Group 14%
                                 Insurance 10%
                               Miscellaneous 0%**

BCI General Index Sectorial Structure
--------------------------------------------------------------------------------
January 31, 2001 (unaudited)

                                    [GRAPH]

                                   Textiles 1%
                                Miscellaneous 6%
                                  Utilities 11%
                                  2% Automotive
                                   24% Banking
                             Telecommunications 35%
                                    9% Energy
                               Paper & Printing 4%
                                  Insurance 8%

*    As a percentage of total investments.
**   Represents less than 1% of total investments.

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                                                                             ITA

The Italy Fund Inc.
Schedule of Investments
January 31, 2001
--------------------------------------------------------------------------------

   Shares                       Security                                Value
--------------------------------------------------------------------------------

COMMON STOCK -- 100%

Automotive -- 0.2%
   77,000     Ducati Motor Holding S.p.A. ...........................$  156,826
                                                                     -----------
Banking -- 15.8%
  380,000     Banca Fideuram S.p.A. ................................. 5,530,704
1,080,000     BIPOP - Carire S.p.A. ................................. 7,091,056
                                                                     -----------
                                                                     12,621,760
                                                                     -----------
Construction -- 5.1%
  650,000     Buzzi Unicem S.p.A. di Risp NC+++ ..................... 4,104,550
                                                                     -----------
Consumer Cyclical Textiles -- 1.1%
   10,000     Gucci Group N.V. - NY Registered Shares ...............   911,000
                                                                     -----------
Consumer Staples - Food -- 8.0%
  390,027     Autogrill S.p.A.+ ..................................... 4,787,966
1,000,000     Parmalat Finanziara S.p.A. ............................ 1,590,298
                                                                     -----------
                                                                      6,378,264
                                                                     -----------
Energy Exploration -- 5.1%
  650,000     Saipem S.p.A. ......................................... 4,080,371
                                                                     -----------
Energy - International--3.6%
  440,000     ENI S.p.A. ............................................ 2,864,397
                                                                     -----------
Insurance -- 10.0%
  269,999     Alleanza Assicurazioni S.p.A.+ ........................ 4,160,707
  320,000     Bayerische Vita S.p.A. ................................ 3,839,036
                                                                     -----------
                                                                      7,999,743
                                                                     -----------
Media Group -- 14.1%
  100,000     Caltagirone Editore S.p.A. ............................ 1,291,769
  363,316     Gruppo Editoriale L'Espresso S.p.A.+ .................. 3,240,306
  300,000     Mediaset S.p.A.+ ...................................... 3,942,266
1,346,800     Seat - Pagine Gialle S.p.A.+ .......................... 2,818,176
                                                                     -----------
                                                                     11,292,517
                                                                     -----------

See Notes to Financial Statements.

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                                                                             ITA

The Italy Fund Inc.
Schedule of Investments
January 31, 2001 (continued)
--------------------------------------------------------------------------------

 Shares                                Security                         Value
--------------------------------------------------------------------------------

Miscellaneous -- 0.2%
    4,220     ETF Group* ...........................................$   135,351
                                                                    ------------
Pharmaceuticals -- 6.0%
  209,750     Recordati S.p.A.+ ....................................  4,827,915
                                                                    ------------
Telecommunications - Telephone -- 20.9%
  810,000     Telecom Italia S.p.A.+ ............................... 10,229,802
  990,000     Telecomdi Italia S.p.A. di Risp NC+++ ................  6,464,228
                                                                    ------------
                                                                     16,694,030
                                                                    ------------
Telecommunications - Wireles-- 9.9%
  990,000     Telecom Italia Mobile S.p.A.+ ........................  7,945,632
                                                                    ------------
              TOTAL INVESTMENTS -- 100%
              (Cost -- $40,289,413**) ..............................$80,012,356
                                                                    ============

----------
+    All or a portion of this security is on loan (See Note 6).
++   Risp NC - Risparmio Non-Convertible (non-convertible savings shares).
* Security is valued by the Fund's Board of Directors and is restricted as to re-sale (See Note 4).
**   Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

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                                                                             ITA

The Italy Fund Inc
Statement of Assets and Liabilities
January 31, 2001
--------------------------------------------------------------------------------

ASSETS:

Investments, at value (Cost -- $40,289,413) .......................$ 80,012,356
Foreign currency, at value (Cost  -- $ 9,706,229) .................   9,524,533
Collateral for securities on loan (Note 6) ........................  38,801,917
Receivable for securities sold ....................................     782,108
Dividends and interest receivable .................................      18,804
                                                                   -------------
Total Assets ...................................................... 129,139,718
                                                                   -------------

LIABILITIES:

Payable for securities on loan (Note 6) ...........................  38,801,917
Payable for securities purchased ..................................   3,023,883
Payable to bank ...................................................      86,970
Management fee payable ............................................      72,313
Accrued expenses ..................................................     171,038
                                                                   -------------
Total Liabilities .................................................  42,156,121
                                                                   -------------
Total Net Assets ..................................................$ 86,983,597
                                                                   =============

NET ASSETS:

Par value of capital shares .......................................$     68,349
Capital paid in excess of par value ...............................  39,231,312
Accumulated net realized gain from security transactions ..........   8,164,336
Net unrealized appreciation of investments and foreign currencies .  39,519,600
                                                                   -------------
Total Net Assets
(Equivalent to $12.73 a share on 6,834,891 shares of $0.01
par value outstanding; 20,000,000 shares authorized) ..............$ 86,983,597
                                                                   =============

See Notes to Financial Statements

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                                                                             ITA

The Italy Fund Inc.
Statement of Operations
For the Year Ended January 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ........................................................$   2,737,030
Interest .........................................................      439,793
Less: Foreign withholding tax ....................................     (389,426)
                                                                  --------------
Total Investment Income ..........................................    2,787,397
                                                                  --------------
EXPENSES:
Management fee (Note 2) ..........................................    1,119,000
Administration fee (Note 2) ......................................      298,400
Custody ..........................................................      161,000
Audit and legal ..................................................      141,198
Shareholder communications .......................................       74,999
Directors' fees ..................................................       69,500
Shareholder and system servicing fees ............................       49,001
Registration fees ................................................       32,340
Pricing service fees .............................................          300
Other ............................................................       15,725
                                                                  --------------
Total Expenses ...................................................    1,961,463
                                                                  --------------
Net Investment Income ............................................      825,934
                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
Realized Gain (Loss) From:
   Security transactions (excluding short-term securities) .......   46,843,454
   Foreign currency transactions .................................     (633,469)
                                                                  --------------
Net Realized Gain ................................................   46,209,985
                                                                  --------------
Change in Net Unrealized Appreciation of Investments
and Foreign Currencies:
   Beginning of year .............................................   70,793,392
   End of year ...................................................   39,519,600
                                                                  --------------
Decrease in Net Unrealized Appreciation ..........................  (31,273,792)
                                                                  --------------
Net Gain on Investments and Foreign Currencies ...................   14,936,193
                                                                  --------------
Increase in Net Assets From Operations ...........................$  15,762,127
                                                                  ==============

See Notes to Financial Statements

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                                                                             ITA

The Italy Fund Inc.

Statements of Changes in Net Assets
For the Years Ended January 31,
--------------------------------------------------------------------------------

                                                      2001              2000
                                                  ------------      ------------
OPERATIONS:
Net investment income...................          $   825,934      $  1,049,168
Net realized gain.......................           46,209,985        31,648,704
Increase (decrease) in net unrealized
 appreciation...........................          (31,273,792)          948,607
                                                  ------------      ------------
Increase in Net Assets From Operations..           15,762,127        33,646,479
                                                  ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................           (1,944,620)       (2,060,542)
Net realized gains (includes stock
 dividend of $8,923,272)................          (49,016,486)      (24,858,556)
                                                  ------------      ------------
Decrease in Net Assets From
 Distributions to Shareholders..........          (50,961,106)      (26,919,098)
                                                  ------------      ------------

FUND SHARE TRANSACTIONS (NOTE 7):
Treasury stock acquired.................           (7,053,699)      (13,678,215)
Tender offer (includes expenses of
 $99,897)...............................          (40,417,863)               --
Stock dividends.........................            8,923,272                --
                                                  ------------      ------------
Decrease in Net Assets From
 Fund Share Transactions................          (38,548,290)      (13,678,215)
                                                  ------------      ------------
Decrease in Net Assets..................          (73,747,269)       (6,950,834)

NET ASSETS:
Beginning of year.......................          160,730,866       167,681,700
                                                  ------------      ------------
End of year*............................          $86,983,597      $160,730,866
                                                  ============     =============
* Includes undistributed net investment
  income of:............................                   --      $  1,668,382
                                                  ============     =============



See Notes to Financial Statements.

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                                                                             ITA

The Italy Fund Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized

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                                                                             ITA

The Italy Fund Inc.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager of the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

For the year ended January 31, 2001, SSB received no brokerage commissions.

3. Investments

During the year ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ........................................................$  40,620,482
                                                                  ==============
Sales ............................................................$ 132,249,564
                                                                  ==============

At January 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ......................................$40,177,972
Gross unrealized depreciation ......................................   (455,029)
                                                                    -----------
Net unrealized appreciation ........................................$39,722,943
                                                                    ===========

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                                                                             ITA

The Italy Fund Inc.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Securities Valued by the Fund's Board of Directors

One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security.The table below shows the security valued by the Fund's Board of Directors:

                Number of    Acquisition      1/31/01   Value Per  Percentage of
Security         Shares         Date        Fair Value     Unit      Net Assets      Cost
--------         ------         ----        ----------     ----      ----------      ----
ETF Group        4,220        3/13/2000      $135,351     $32.07        0.16%      $ 297,774

5. Concentration of Risk

Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of securities, including foreign currency risk. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2001, the Fund had loaned common stocks which were collateralized by cash. The market value for the securities on loan for the Fund was $37,554,756.

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                                                                             ITA

The Italy Fund Inc.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At January 31, 2001, the cash collateral received for these securities on loan was invested as follows:

Security Description                                                    Value
================================================================================
Time Deposits:
   Banca Intesa, 5.844% due 2/1/01                                   $ 1,719,277
   Banco Bilbao vizcaya Argentaria, Madrid, 6.063% due 2/1/01          1,719,277
   Bank of Ireland, 6.000% due 2/1/01                                  1,719,277
   Barclays Bank PLC, 5.800% due 2/1/01                                1,719,277
   BNP Paribas, 6.031% due 2/1/01                                      1,719,277
   Caja De Madrid, 6.031% due 2/1/01                                   1,719,277
   Chase Manhattan Bank, London, 5.813% due 2/1/01                     1,719,277
   Commerzbank AG, Frankfurt, 5.813% due 2/1/01                        1,719,277
   Credit Agricole Indozuez Singapore, 6.031% due 2/1/01               1,719,277
   Credit Commercial de France, 6.031% due 2/1/01                      1,719,277
   Credit Industrial Et Commercial, 6.031% due 2/1/01                  1,719,277
   Credit Suisse, G.C., 5.770% due 2/1/01                              1,719,277
   Den Danske-Copenhagen, 6.031% due 2/1/01                            1,719,277
   Dexia Bank bxl, 6.031% due 2/1/01                                   1,719,277
   KBC, Paris, 5.950% due 2/1/01                                       1,719,277
   Landesbank Baden - Wuerttemberg, 6.031% due 2/1/01                  1,719,277
   Landesbank Hessen Thuringen, 6.031% due 2/1/01                      1,719,277
   National Bank Canada, London, 6.031% due 2/1/01                     1,719,277
   Nordeutsche Landesbank, Singapore, 6.000% due 2/1/01                1,719,277
   Robobank, London, 5.770% due 2/1/01                                 1,719,278
   Royal Bank of Scot Singa, 6.000% due 2/1/01                         1,719,278
   Societe Generale H.K., 6.031% due 2/1/01                            1,719,278
Commercial Paper:
   UBS Finance (Delaware) Inc., 5.791% due 2/1/01                         74,460
Repurchase Agreement:
   CS First Boston Corp., 5.760% due 2/1/01                              903,360
--------------------------------------------------------------------------------
Total                                                                $38,801,917
================================================================================

Income earned by the Fund from securities loaned for the year ended January 31, 2001 was $244,999.

================================================================================
                                                                             ITA

The Italy Fund Inc.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Capital Stock

At January 31, 2001, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. Since inception of the share repurchase plan, the Fund has repurchased 1,530,975 shares with a total cost of $24,127,158. For the year ended January 31, 2001, the Fund has repurchased 380,600 shares with a total cost of $7,053,699.

In addition for the year ended January 31, 2001, the Fund repurchased 2,012,879 shares through a tender offer amounting to $40,417,863 (including expenses of $99,897).

================================================================================
                                                                             ITA

The Italy Fund Inc.
Financial Highlights
--------------------------------------------------------------------------------

Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, except where noted.Total return and ratios to average net assets are also provided.This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                  2001(1)    2000      1999      1998     1997
===============================================================================================
Net Asset Value,
   Beginning of Year ............................ $19.24    $18.09    $14.49    $11.94    $9.56
                                                 -------  --------  --------  -------- --------
Income From Operations:
   Net investment income ........................   0.11      0.12      0.17      0.07     0.10
   Net realized and unrealized gain .............   1.36      3.94      3.82      2.50     2.52
                                                 -------  --------  --------  -------- --------
Total Income From Operations ....................   1.47      4.06      3.99      2.57     2.62
                                                 -------  --------  --------  -------- --------
Gain From Repurchase of
   Treasury Stock ...............................   0.16      0.27      0.07        --       --
                                                 -------  --------  --------  -------- --------
Gain From Tender Offer (2) ......................   0.12        --        --        --       --
                                                 -------  --------  --------  -------- --------
Loss From Stock Dividend (3) ....................  (0.28)       --        --        --       --
                                                 -------  --------  --------  -------- --------
Less Distributions From:
   Net investment income ........................  (0.24)    (0.24)    (0.20)    (0.02)   (0.24)
   Net realized gains ...........................  (7.74)    (2.94)    (0.26)       --       --
                                                 -------  --------  --------  -------- --------
Total Distributions .............................  (7.98)    (3.18)    (0.46)    (0.02)   (0.24)
                                                 -------  --------  --------  -------- --------
Net Asset Value, End of Year .................... $12.73    $19.24    $18.09    $14.49   $11.94
                                                 =======  ========  ========  ======== ========
Market Value, End of Year .......................$11.450   $16.688   $14.938   $12.125  $10.000
                                                 =======  ========  ========  ======== ========
Total Return, Based on
   Market Value (4) .............................  21.90%    35.61%    26.96%    21.53%   24.49%
                                                 =======  ========  ========  ======== ========
Total Return, Based on
   Net Asset Value (4) ..........................  17.55%    29.10%    28.66%    21.59%   28.27%
                                                 =======  ========  ========  ======== ========
Net Assets, End of Year (000's) .................$86,984  $160,731  $167,682  $137,712 $113,433
                                                 =======  ========  ========  ======== ========
Ratios to Average Net Assets:
   Net investment income ........................   0.56%     0.68%     0.58%     0.61%    0.97%
   Expenses (5) .................................   1.32      1.23      1.22      1.29     1.42
Portfolio Turnover Rate .........................     29%       28%       22%       16%      47%

----------
(1)  Per share amounts have been calculated using the average shares method.
(2) Calculated based on ending shares outstanding at the date of tender offer, September 5, 2000.
(3) Calculated based on ending shares outstanding at the date of stock dividend distribution, December 29, 2000.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(5) During the year ended January 31, 1997, the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the ratios of expenses to average net assets would have been 1.42%.

================================================================================
                                                                             ITA

The Italy Fund Inc.
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of The Italy Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Italy Fund Inc. as of January 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Italy Fund Inc. as of January 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP

New York, New York
March 8, 2001

================================================================================
                                                                             ITA

The Italy Fund Inc.
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 2001:

     .    Total long-term capital gain distributions paid of $38,023,970.

The total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.4011 per share (representing a total of $2,741,365).The total amount of taxes paid by the Fund to such countries was $0.057 per share (representing a total of $389,426).

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

================================================================================

The Italy Fund Inc.
Quarterly Results of Operations (unaudited)
--------------------------------------------------------------------------------

                                                                                     Net Increase
                                                              Net Realized           (Decrease) in
                       Investment        Net Investment      and Unrealized            Net Assets
                      Income (Loss)      Income (Loss)        Gain (Loss)            From Operations
                    ----------------  -------------------  ---------------------  ---------------------
                                Per                 Per                    Per                    Per
Quarter Ended         Total    Share     Total     Share      Total       Share       Total      Share
                    ---------- -----  ----------- -------  ------------  -------  ------------  -------
April 30, 1999....  $ 194,353  $0.02  $ (289,898) $(0.03)  $(2,892,195)  $(0.33)  $(3,182,093)  $(0.36)
July 31, 1999.....  2,483,951   0.29   2,020,175    0.23    (3,929,497)   (0.46)   (1,909,322)   (0.22)
October 31, 1999..     59,189   0.01    (392,546)  (0.05)     (373,073)   (0.04)     (765,619)   (0.09)
January 31, 2000..    203,844   0.02    (288,563)  (0.03)   39,792,076     4.76    39,503,513     4.73
April 30, 2000....    757,114   0.09     225,691    0.03    13,125,426     1.62    13,351,117     1.65
July 31, 2000.....  1,870,965   0.23   1,353,674    0.17     8,589,820     1.07     9,943,494     1.23
October 31, 2000..    165,500   0.03    (269,567)  (0.04)   (8,749,608)   (1.46)   (9,019,175)   (1.50)
January 31, 2001..     (6,182) (0.00)   (483,864)  (0.07)    1,970,555     0.29     1,486,691     0.22

================================================================================

The Italy Fund Inc.
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------
On May 10, 2000, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   The election of two Directors of the Fund for a three-year period;

     2. Ratification of the selection of KPMG LLP as the independent auditors of the Fund for the current fiscal year; and

     3. Consideration of a non-binding shareholder recommendation that the Board of Directors take steps to convert the Fund to an open-end structure.

The results of the vote on Proposal 1 were as follows:

                                Shares      % of Shares    Shares   % of Shares
Directors*                     Voted For     Voted For    Withheld    Withheld
--------------------------------------------------------------------------------

Paolo M. Cucchi                2,370,885      41.36%       40,801      0.71%
Mario D'Urso                   2,372,271      41.38        39,415      0.69
Phillip Goldstein              3,316,429      57.85         4,368      0.08
Glenn Goodstein                3,316,429      57.85         4,368      0.08

--------------------------------------------------------------------------------
* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Dr. Paul Hardin, George M.Pavia and Heath B. McLendon.


The results of the vote on Proposal 2 were as follows:

     Shares      % of       Shares      % of                     % of
     Voted       Shares      Votes      Shares       Shares      Shares
      For        Voted      Against     Voted      Abstained    Abstained
--------------------------------------------------------------------------------

   4,682,726     81.69%     450,927     7.87%       598,830      10.44%

--------------------------------------------------------------------------------

The results of the vote on Proposal 3 were as follows:

     Shares      % of       Shares      % of                     % of
     Voted       Shares      Votes      Shares       Shares      Shares
      For        Voted      Against     Voted      Abstained    Abstained
--------------------------------------------------------------------------------
   3,758,374     65.56%   1,933,341    33.73%        40,768       0.71%

--------------------------------------------------------------------------------

================================================================================
                                                                             ITA

The Italy Fund Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by PFPC Global Fund Services ("PFPC"), as dividend-paying agent under the Plan, unless the shareholder informs PFPC that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by PFPC as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner.Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or (ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, PFPC will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants.The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions.Additionally, if the market price exceeds the net asset value of Fund shares before PFPC has completed its purchases, PFPC is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or (b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to PFPC in any amount from $100 to $3,000 for investment in Fund shares. PFPC uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

================================================================================
                                                                             ITA

The Italy Fund Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
--------------------------------------------------------------------------------

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions.A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying PFPC in writing.A termination will be effective immediately if notice is received by PFPC no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from PFPC Global Fund Services at 1-800-331-1710.

                              -------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

================================================================================
                                                                             ITA

The Italy Fund Inc.
--------------------------------------------------------------------------------

INVESTMENT MANAGER AND                     OFFICERS
ADMINISTRATOR
                                           Heath B. McLendon
SSB Citi Fund Management LLC               Chairman
388 Greenwich Street
New York, New York 10013                   Mario d'Urso
                                           President
ADVISORY BOARD
                                           Lewis E. Daidone
Pierre Henchoz                             Senior Vice President and Treasurer

DIRECTORS                                  Rein W. van der Does
                                           Vice President and Investment Officer
Phillip Goldstein
Glenn Goodstein                            Irving P. David
Dr. Paul Hardin                            Controller
Heath B. McLendon
George M. Pavia                            Christina T. Sydor
                                           Secretary
James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Comparisons between changes in the Fund's net asset value per share and changes in the Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Euro/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).
--------------------------------------------------------------------------------

                               The Italy Fund Inc.

                              7 World Trade Center
                            New York, New York 10048
                                  FD01090 3/01